UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 2, 2009

CHISEN ELECTRIC CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-128532	20-2190950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Jingyi Road, Changxing Economic Development Zone, Changxing, Zhejiang Province, The People’s Republic of China

(Address of principal executive offices)

Registrant’s telephone number, including area code: 0572-6267666

WORLD TROPHY OUTFITTERS, INC.

 (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendment to Articles of Incorporation or Bylaws; Chang in Fiscal Year.

On January 21, 2009, the Board of Directors of Chisen Electric Corporation (f/k/a World Trophy Outfitters, Inc. and hereinafter, the “Registrant”) unanimously resolved to amend the Registrant’s Articles of Incorporation in order to change the name of the Registrant from “World Trophy Outfitters, Inc.” to “Chisen Electric Corporation”.  On January 21, 2009, a majority stockholder holding 65.8% of the voting capital stock of the Registrant approved such name change.  On February 2, 2009, the Registrant filed a Certificate of Amendment in order to effect such name change, a copy of which is attached hereto as Exhibit 3.1, and such change became effective on February 2, 2009.

Effective as of February 2, 2009, the Registrant’s Board of Directors adopted the Amended and Restated Bylaws of the Registrant in light of the fact that certain provisions therein were obsolete.  A copy of such Amended and Restated Bylaws are attached hereto as Exhibit 3.2 and are incorporated by reference into this Item 5.03.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective as of February 2, 2009, the Board of Directors of the Registrant adopted a new Code of Ethics that applies to the Registrant’s officers, directors and employees. A copy of such Code of Ethics is attached hereto as Exhibit 14.1 and is incorporated by reference into this Item 5.05.

Item 8.01 Other Events.

On January 15, 2009, the Board of Directors held a meeting whereby it unanimously resolved to create an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee and a Strategy and Steering Committee. The Board appointed Yun Hon Man, Gong Xiaoyan, Dong Quanfeng and Jiang Yanfu to serve as members of the Audit Committee, with Yun Hon Man serving as Chairman. The Board appointed Jiang Yanfu, Dong Quanfeng, Yun Hon Man and Gong Xiaoyan to serve as members of the Compensation Committee, with Jiang Yanfu serving as Chairman. The Board appointed Gong Xiaoyan, Dong Quanfeng, Yun Hon Man and Jiang Yanfu to serve as members of the Corporate Governance and Nominating Committee, with Gong Xiaoyan serving as Chairman.  The Board appointed Xu Kecheng, He Zhiwei and Wang Chunyan to serve as members of the Strategy and Steering Committee, with Xu Kecheng serving as Chairman.

Also on January 15, 2009, the Board approved Charters for each of the Audit Committee, Compensation Committee and the Corporate Governance and Nominating Committee. Copies of the Audit Committee Charter, the Compensation Committee Charter and the Corporate Governance and Nominating Committee Charter are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits No. Description:

Exhibit No.	Item	Location
Exhibit 3.1	Certificate of Amendment to Articles of Incorporation of Chisen Electric Corporation, dated February 2, 2009 (name change)	Provided herewith

Exhibit 3.2	Amended and Restated Bylaws of Chisen Electric Corporation, effective February 2, 2009	Provided herewith

Exhibit 14.1	Code of Ethics, effective February 2, 2009	Provided herewith

Exhibit 99.1	Audit Committee Charter, dated January 15, 2009	Provided herewith

Exhibit 99.2	Compensation Committee Charter, dated January 15, 2009	Provided herewith

Exhibit 99.3	Corporate Governance and Nominating Committee Charter, dated January 15, 2009	Provided herewith

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 4, 2009

WORLD TROPHY OUTFITTERS, INC.

By:	/s/ Xu Kecheng
Name: Xu Kecheng
Title: President and Chief Executive Officer